                            FORM OF MONTHLY STATEMENT
                  Green Tree Floorplan Receivables Master Trust
                                  Series 1995-1

Pursuant to the Pooling and Servicing Agreement dated as of December 1, 1995, (hereinafter as such agreement may have been or may be from time to time amended or otherwise modified, the "Pooling and Servicing Agreement"), among Green Tree Financial Corporation as servicer (the "Servicer"), Green Tree Floorplan Funding Corp. as transferor (the "Transferor"), and Norwest Bank Minnesota as trustee (the "Trustee), as supplemented by the Series 1995-1 Supplement dated as of December 14, 1995 (the "Supplement") among the Servicer, the Transferor and the Trustee, as Servicer is required to prepare certain information each month regarding current distributions to the Series 1995-1 Certificateholders and the performance of the Green Tree Floorplan Receivables Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the performance of the Trust during the month of February 1998 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1995-1 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set fourth in the Pooling and Servicing Agreement and the Supplement.

A) Information regarding distribution in respect of the Class A Certificates per $1,000 original certificate principal amount

       (1) The total amount of the distribution in respect
       of Class A Certificates, per $1,000
       original certificate principal amount                               4.55

       (2) The amount of the distribution set forth in
       paragraph 1 above in respect of interest on the
       Class A Certificates, per $1,000 original
       certificate principal amount                                        4.55

       (3) The amount of the distribution set forth in
       paragraph 1 above in respect of principal of the
       Class A Certificates,per $1,000 original certificate
       principal amount                                                    0.00

B)     Class A Investor Charge Offs and Reimbursement of
       Charge Offs

       (1) The amount of Class A Investor Charge Offs                      0.00

       (2) The amount of Class A Investor Charge Offs
       set forth in paragraph 1 above, per $1,000 original
       certificate principal amount                                        0.00

       (3) The total amount reimbursed in respect of
       Class A Investor Charge Offs                                        0.00

       (4) The amount set forth in paragraph 3 above, per
       $1,000 original certificate principal amount                        0.00

       (5) The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution Date               0.00

C) Information regarding distribution in respect of the Class B Certificates, per $1,000 original certificate principal amount

       (1) The total amount of the distribution in
       respect of Class B Certificates, per $1,000
       original certificate principal amount                              4.67

       (2) The amount of the distribution set forth in
       paragraph 1 above in respect of interest on the
       Class B Certificates, per $1,000 original certificate
       principal amount                                                   4.67

       (3) The amount of the distribution set forth
       in paragraph 1 above in respect of principal
       of the Class B Certificates, per $1,000 original
       certificate principal amount                                       0.00

D) Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount

       (1) The amount of reductions in Class B Invested
       Amount pursuant to clauses (c), (d), and (e) of the
       definition of Class B Invested Amount                              0.00

       (2) The amount of reductions in the Class B
       Invested Amount set forth in paragraph 1 above, per $1,000
       original certificate principal amount                              0.00

       (3) The total amount reimbursed in respect of such
       reductions in the Class B Invested Amount                          0.00

       (4) The amount set forth in paragraph 3 above, per
       $1,000 original certificate principal amount                       0.00
       (5) The amount, if any, by which the outstanding
       principal balance of the Class B Certificates exceeds
       the Class B Invested Amount after giving effect to
       all transactions on such Distribution Date                         0.00


GREEN TREE FINANCIAL CORPORATION, AS SERVICER


BY: /S/PHYLLIS A KNIGHT
   -----------------------------
NAME:  PHYLLIS A KNIGHT
TITLE: SENIOR VICE PRESIDENT AND TREASURER

RECEIVABLES--

Beginning of the Month Principal Receivables:                  1,376,871,956.58
Removed Principal Receivables:                                             0.00
Additional Principal Receivables:                                 50,870,989.80
End of the Month Principal Receivables:                        1,420,214,205.92
End of the Month Total Receivables:                            1,471,085,195.72

Excess Funding Account Balance                                              .00
Aggregate Invested Amount
(all Master Trust Series)                                      1,366,000,000.00

End of the Month Transferor Amount                                32,995,034.00
DELINQUENCIES AND LOSSES--
                                                         RECEIVABLES
End of the Month Delinquencies:
       30-60 Days Delinquent                                       1,262,930.20
       61-90 Days Delinquent                                         547,877.16
       90+ Days Delinquent                                           558,206.36

       Total 30+ Days Delinquent                                   2,369,013.72

Defaulted Accounts During the Month                                         .00

INVESTED AMOUNTS--

Class A Initial Invested Amount      409,400,000.00
Class B Initial Invested Amount       18,400,000.00
Class C Initial Invested Amount        6,900,000.00
Class D Initial Invested Amount       25,300,000.00
INITIAL INVESTED AMOUNT                                          460,000,000.00

Class A Invested Amount              409,400,000.00
Class B Invested Amount               18,400,000.00
Class C Invested Amount                6,900,000.00
Class D Invested Amount               25,300,000.00
INVESTED AMOUNT                                                  460,000,000.00

Class A Adjusted Invested Amount     409,400,000.00
Class B Adjusted Invested Amount      18,400,000.00
Class C Invested Amount                6,900,000.00
Class D Invested Amount               32,840,881.71
ADJUSTED INVESTED AMOUNT                                         467,540,881.71

MONTHLY SERVICING FEE                                                779,234.80

INVESTOR DEFAULT AMOUNT                                                     .00

SERIES 1995-1 INFORMATION

SERIES 1995-1 ALLOCATION PERCENTAGE                                       34.02%
SERIES 1995-1 ALLOCABLE FINANCE CHARGE                             4,039,959.28
SERIES 1995-1 UNREIMBURSED CHARGE-OFFS                                     0.00
SERIES 1995-1 ALLOCABLE DEFAULTED AMOUNT                                    .00
SERIES 1995-1 MONTHLY FEES                                           779,234.80
SERIES 1995-1 ALLOCABLE PRINCIPAL COLLECTIONS                     93,887,547.63
SERIES 1995-1 REQUIRED TRANSFEROR AMOUNT                          18,701,635.27

FLOATING ALLOCATION PERCENTAGE                                            33.96%

INVESTOR FINANCE CHARGE COLLECTIONS                                3,766,857.34
INVESTOR DEFAULT AMOUNT                                                     .00
PRINCIPAL ALLOCATION PERCENTAGE                                           33.96%
AVAILABLE PRINCIPAL COLLECTIONS                                   88,568,145.04

CLASS A FLOATING ALLOCATION                                               29.73%
CLASS A REQUIRED AMOUNT                                                    0.00

CLASS B FLOATING ALLOCATION                                                1.34%
CLASS B REQUIRED AMOUNT                                                    0.00

CLASS C FLOATING ALLOCATION                                                 .50%
CLASS D FLOATING ALLOCATION                                                2.39%

TOTAL EXCESS SPREAD                                                1,808,505.27

YIELD AND BASE RATE--

Base Rate (Current Month)                      7.45%
Base Rate (Prior Month)                        7.39%
Base Rate (Two Months Ago)                     7.86%
THREE MONTH AVERAGE BASE RATE                                              7.57%

Series Adjusted Portfolio
Yield (Current Month)                          9.67%
Series Adjusted Portfolio
Yield (Prior Month)                           10.20%
Series Adjusted Portfolio
Yield (Two Months ago)                         9.58%
THREE MONTH AVERAGE SERIES ADJUSTED PORTFOLIO
YIELD                                                                      9.82%

PRINCIPAL COLLECTIONS--

CLASS A PRINCIPAL PERCENTAGE                                              29.73%
  Class A Principal Collections       77,554,284.55

CLASS B PRINCIPAL PERCENTAGE                                               1.34%
  Class B Principal Collections        3,485,585.82

CLASS C PRINCIPAL PERCENTAGE                                                .50%
  Class C Principal Collections        1,307,094.68

CLASS D PRINCIPAL PERCENTAGE                                               2.39%
  Class D Principal Collections        6,221,179.98

AVAILABLE PRINCIPAL COLLECTIONS       88,568,145.04

REALLOCATED PRINCIPAL COLLECTIONS                                          0.00

SERIES 1995-1 PRINCIPAL SHORTFALL                                          0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE
FROM OTHER PRINCIPAL SHARING SERIES                                         .00

ACCUMULATION--

Controlled Accumulation Amount                 0.00
Deficit Controlled Accumulation Amount         0.00
CONTROLLED DEPOSIT AMOUNT                                                  0.00

PRINCIPAL FUNDING ACCOUNT BALANCE                                          0.00

SHARED PRINCIPAL COLLECTIONS ELIGIBLE FOR
OTHER PRINCIPAL SHARING SERIES                                    88,568,145.04

INVESTOR CHARGE OFFS AND REIMBURSEMENTS--

CLASS A INVESTOR CHARGE OFFS                                               0.00
REDUCTIONS IN CLASS B INVESTED AMOUNT (OTHER
  THAN BY PRINCIPAL PAYMENTS)                                              0.00
REDUCTIONS IN CLASS C INVESTED AMOUNT (OTHER
  THAN BY PRINCIPAL PAYMENTS)                                              0.00
REDUCTIONS IN CLASS D INVESTED AMOUNT (OTHER
  THAN BY PRINCIPAL PAYMENTS)                                              0.00

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                                    0.00
PREVIOUS CLASS B INVESTED AMOUNT REDUCTIONS
  REIMBURSED                                                               0.00
PREVIOUS CLASS C INVESTED AMOUNT REDUCTIONS
  REIMBURSED                                                               0.00
PREVIOUS CLASS D INVESTED AMOUNT REDUCTIONS
  REIMBURSED                                                               0.00


GREEN TREE FINANCIAL CORPORATION, AS SERVICER


BY: /S/PHYLLIS A KNIGHT
   ----------------------------------
NAME:  PHYLLIS A KNIGHT
TITLE: SENIOR VICE PRESIDENT AND TREASURER